Tableau Reports Q4 and Full Year 2018 Financial Results
Tableau's ASC 606 Total Revenue in 2018 Surpasses $1 Billion

SEATTLE, Wash. – February 5, 2019 - Tableau Software, Inc. (NYSE: DATA) today reported results for its fourth quarter and full year ended December 31, 2018.
"Analytics is becoming more ubiquitous as organizations embrace and reap the benefits from data-driven insights," said Adam Selipsky, President and Chief Executive Officer of Tableau. "Our fourth quarter capped a strong year of subscription transition and innovation that helped more and more customers scale Tableau to thousands and tens of thousands of users."
Fourth Quarter 2018
Financial Summary - ASC 606 (1)

•	ASC 606 total revenue was $336.3 million.

•	Total annual recurring revenue was $840.9 million as of December 31, 2018, up 41% year over year.

•	Subscription annual recurring revenue was $443.2 million as of December 31, 2018, up 127% year over year.

•	ASC 606 diluted GAAP net income per share was $0.03.

•	ASC 606 diluted non-GAAP net income per share was $0.59.
Financial Summary - ASC 605 (1)

•	ASC 605 total revenue was $275.7 million, compared to a guided range of $266.0 million to $276.0 million as provided during the Company's earnings call on November 6, 2018.

•	ASC 605 diluted GAAP net loss per share was $0.80.

•
ASC 605 diluted non-GAAP net loss per share was $0.03, compared to a guided range of $0.08 to $0.10 diluted non-GAAP net loss per share as provided during the Company's earnings call on November 6, 2018.

Full Year 2018
Financial Summary - ASC 606 (1)

•	ASC 606 total revenue was $1.16 billion.

•	ASC 606 diluted GAAP net loss per share was $0.93.

•	ASC 606 diluted non-GAAP net income per share was $1.56.
Financial Summary - ASC 605 (1)

•	ASC 605 total revenue was $982.9 million, up 12% year over year.

•	ASC 605 diluted GAAP net loss per share was $3.36.

•	ASC 605 diluted non-GAAP net loss per share was $0.30.

(1) Tableau adopted the new revenue recognition accounting standard Accounting Standards Codification ("ASC") 606 effective January 1, 2018 on a modified retrospective basis. Financial results for reporting periods during 2018 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to 2018 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on the Company's financial results for the three months and full year ended December 31, 2018. This includes the presentation of financial results during 2018 under ASC 605 for comparison to the prior year.

Fourth Quarter 2018
Financial Results - ASC 606 (1)
ASC 606 total revenue for the fourth quarter of 2018 was $336.3 million. Total annual recurring revenue increased 41% to $840.9 million as of December 31, 2018, up from $596.2 million as of December 31, 2017. Subscription annual recurring revenue increased 127% to $443.2 million as of December 31, 2018, up from $195.5 million as of December 31, 2017.
ASC 606 GAAP operating loss for the fourth quarter of 2018 was $3.2 million. ASC 606 GAAP net income for the fourth quarter of 2018 was $2.8 million, or $0.03 per diluted common share.
ASC 606 non-GAAP operating income, which excludes stock-based compensation expense and expense related to amortization of acquired intangible assets, was $60.0 million for the fourth quarter of 2018. ASC 606 non-GAAP net income, which excludes stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments, was $52.2 million for the fourth quarter of 2018, or $0.59 per diluted common share.
During the fourth quarter ended December 31, 2018, Tableau repurchased 259,128 shares of its outstanding Class A common stock for a total of $30.0 million. As of December 31, 2018, Tableau was authorized to repurchase a remaining $280.0 million of its Class A common stock under the previously authorized repurchase program.
Financial Results - ASC 605 (1)
ASC 605 total revenue for the fourth quarter of 2018 was $275.7 million, up 11% from $249.4 million in the fourth quarter of 2017. ASC 605 GAAP operating loss for the fourth quarter of 2018 was $71.5 million, compared to a GAAP operating loss of $43.5 million for the fourth quarter of 2017. ASC 605 GAAP net loss for the fourth quarter of 2018 was $67.3 million, or $0.80 per diluted common share, compared to a GAAP net loss of $41.8 million, or $0.52 per diluted common share, for the fourth quarter of 2017.
ASC 605 non-GAAP operating loss, which excludes stock-based compensation expense and expense related to amortization of acquired intangible assets, was $8.3 million for the fourth quarter of 2018, compared to a non-GAAP operating income of $11.5 million for the fourth quarter of 2017. ASC 605 non-GAAP net loss, which excludes stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments, was $2.7 million for the fourth quarter of 2018, or $0.03 per diluted common share, compared to a non-GAAP net income of $10.4 million, or $0.12 per diluted common share, for the fourth quarter of 2017.
Full Year 2018
Financial Results - ASC 606 (1)
ASC 606 total revenue for 2018 was $1.16 billion. ASC 606 GAAP operating loss for 2018 was $89.7 million. ASC 606 GAAP net loss for 2018 was $77.0 million, or $0.93 per diluted common share.
ASC 606 non-GAAP operating income, which excludes stock-based compensation expense and expense related to amortization of acquired intangible assets, was $150.8 million for 2018. ASC 606 non-GAAP net income, which excludes stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments, was $134.9 million for 2018, or $1.56 per diluted common share.
Financial Results - ASC 605 (1)
ASC 605 total revenue for 2018 was $982.9 million, up 12% from $877.1 million in 2017. ASC 605 GAAP operating loss for 2018 was $288.8 million, compared to a GAAP operating loss of $191.0 million for 2017. ASC 605 GAAP net loss for 2018 was $277.2 million, or $3.36 per diluted common share, compared to a GAAP net loss of $185.6 million, or $2.35 per diluted common share, for 2017.
ASC 605 non-GAAP operating loss, which excludes stock-based compensation expense and expense related to amortization of acquired intangible assets, was $48.3 million for 2018, compared to a non-GAAP operating income of $20.1 million for 2017. ASC 605 non-GAAP net loss, which excludes stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments, was $24.4 million for 2018, or $0.30 per diluted common share, compared to a non-GAAP net income of $22.7 million, or $0.27 per diluted common share, for 2017.
Recent Business Highlights

•	Released Tableau 2018.3, which includes heatmaps, new dashboarding capabilities and multiple table storage for extracts.

•	Announced a new Tableau embedded solution from Broadridge Financial Solutions, offering their investment management clients enhanced analytics capabilities.

•	During the last few months, we continued to grow our international footprint including expansion into Sweden, the Netherlands and Hong Kong.
Conference Call and Webcast Information
In conjunction with this announcement, Tableau will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss Tableau's fourth quarter and full year 2018 financial results, as well as its guidance for the first quarter of 2019 and outlook for full year 2019 under ASC 606. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of Tableau's website at http://investors.tableau.com. The live call can be accessed by dialing (833) 241-7252 (U.S.) or (647) 689-4216 (outside the U.S.) and referencing passcode: 1974056. A replay of the call can also be accessed by dialing (800) 585-8367 (U.S.) or (416) 621-4642 (outside the U.S.), and referencing passcode: 1974056.
About Tableau
Tableau (NYSE: DATA) helps people see and understand data. Tableau helps anyone quickly analyze, visualize and share information. More than 86,000 customer accounts get rapid results with Tableau in the office and on-the-go. Hundreds of thousands of people have used Tableau Public to share data in their blogs and websites. See how Tableau can help you by downloading the free trial at www.tableau.com/trial.
Tableau and Tableau Software are trademarks of Tableau Software, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.
Forward-Looking Statements
This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding customer demand and customers' continued scaling of Tableau within their organizations; the Company's progress and continued transition to subscription and term licensing and adoption rate by customers of role-based subscription offerings; new product offerings, features and capabilities to broaden and expand its analytics platform; continued product innovation and adoption, including strong subscription demand and annual recurring revenue growth; demand, adoption and deployment by enterprise customers, and the Company's ability to service, execute and grow that demand in the U.S. and globally; momentum with the Company's partners; customers' ability to easily scale the Company's products and broaden the deployment of analytics across their workforces with tailored solutions for employees; the Company's research and development investments, costs, continued innovation and ability to timely release future products and features; the Company's leadership position in the sector and ability to address market opportunities as an analytics platform; the Company's expectations, quarterly and annual outlook, and guidance regarding future operating results, including revenues, expenses and net income or loss, and future performance of key metrics; and the Company's stock repurchase authorization and timing and ability to repurchase shares of the Company's Class A common stock under its stock repurchase program. These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: customer demand for Tableau's products and services and customer response to its subscription offerings; risks associated with anticipated growth in Tableau's business and addressable market; competitive factors, including new market entrants and changes in the competitive environment, pricing changes, sales cycle time and increased competition; Tableau's enterprise sales execution and expansion and further transition to subscription and term licensing; Tableau's ability to attract, integrate and retain qualified personnel; general economic and industry conditions, including expenditure trends for business analytics and productivity tools; new product introductions and Tableau's ability to develop and deliver innovative, secure and high-quality products to customers' on-premise, public, private or hybrid cloud environments; Tableau's ability to provide high-quality customer service and support offerings to expand its business and drive customer renewals; risks associated with international expansion and operations; macroeconomic conditions; market conditions; and the possibility that the stock repurchase program may be suspended or discontinued. These and other important risk factors are described more fully in additional documents filed with the Securities and Exchange Commission, including Tableau's most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other reports and filings with the Securities and Exchange Commission, and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Tableau undertakes no duty to update this information except as required by law.
Non-GAAP Financial Measures
Tableau believes that the use of non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted common share and free cash flow is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense and expense related to amortization of acquired intangible assets, each to the extent attributable to the cost of revenues, from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by total revenues. Non-GAAP operating income (loss) is calculated by excluding stock-based compensation expense and expense related to amortization of acquired intangible assets from operating income (loss). Non-GAAP operating margin is the ratio calculated by dividing non-GAAP operating income (loss) by total revenues. Non-GAAP net income (loss) is calculated by excluding stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments from net income (loss). Non-GAAP net income (loss) per basic and diluted common share is calculated by dividing non-GAAP net income (loss) by the basic and diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding includes the effect of dilutive shares in periods of non-GAAP net income.
Non-GAAP financial information is adjusted for a tax rate equal to Tableau's estimated tax rate on non-GAAP income over a three-year financial projection. This long-term rate is based on Tableau's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures. To determine this long-term non-GAAP tax rate, Tableau evaluates a three-year financial projection that excludes the impact of non-cash stock-based compensation expense and expense related to amortization of acquired intangible assets. The long-term non-GAAP tax rate takes into account other factors including Tableau's current operating structure, its existing tax positions in various jurisdictions and key legislation in major jurisdictions where Tableau operates. The long-term non-GAAP tax rate applied to the year ended December 31, 2018 was 20%. The long-term non-GAAP tax rate applied to the year ended December 31, 2017 was 30%. Tableau applied these same non-GAAP tax rates to its financial results presented in accordance with ASC 606 and ASC 605. The long-term non-GAAP tax rates assume the Company's deferred income tax assets will be realized based upon projected future taxable income excluding stock-based compensation expense. The Company anticipates using the long-term non-GAAP tax rate of 20%, applied to the year ended December 31, 2018, in future periods and may provide updates to this rate on an annual basis, or more frequently if material changes occur.
Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash expenses, Tableau believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for meaningful comparisons between its operating results from period to period. The expense related to amortization of acquired intangible assets is dependent upon estimates and assumptions, which can vary significantly and are unique to each asset acquired; therefore, Tableau believes non-GAAP measures that adjust for the amortization of acquired intangible assets provides investors a consistent basis for comparison across accounting periods. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Tableau's own operating results over different periods of time.
Tableau calculates free cash flow as net cash provided by operating activities less net cash used in investing activities for purchases of property and equipment. Tableau considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by Tableau's business that can be used for strategic opportunities, including investing in Tableau's business, making strategic acquisitions, repurchasing Tableau's common stock and strengthening Tableau's balance sheet. All of Tableau's non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Tableau's operating results over different periods of time.
Non-GAAP financial measures may not provide information that is directly comparable to information provided by other companies in Tableau's industry, as other companies in the industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Tableau's reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Tableau's business and an important part of the compensation provided to its employees. Because of the significant impact of the adoption of ASC 606 on the Company's results of operations, non-GAAP financial measures for the year ended December 31, 2018 (computed in accordance with ASC 606) are not as comparable to non-GAAP financial measures for the year ended December 31, 2017 (computed in accordance with ASC 605). The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Tableau's business.

Investor Contact
ir@tableau.com
Press Contact
pr@tableau.com

Tableau Software, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenues
License	$170,813	$129,240	$555,581	$429,204
Maintenance and services	165,463	120,116	599,771	447,855
Total revenues	336,276	249,356	1,155,352	877,059
Cost of revenues
License	7,597	4,060	21,407	13,534
Maintenance and services	32,598	26,250	121,217	100,025
Total cost of revenues (1)	40,195	30,310	142,624	113,559
Gross profit	296,081	219,046	1,012,728	763,500
Operating expenses
Sales and marketing (1)	169,101	151,426	593,786	517,446
Research and development (1)	97,409	84,285	382,886	334,148
General and administrative (1)	32,750	26,854	125,805	102,871
Total operating expenses	299,260	262,565	1,102,477	954,465
Operating loss	(3,179)	(43,519)	(89,749)	(190,965)
Other income, net	5,163	3,335	17,872	12,266
Income (loss) before income tax expense (benefit)	1,984	(40,184)	(71,877)	(178,699)
Income tax expense (benefit)	(849)	1,654	5,165	6,861
Net income (loss)	$2,833	$(41,838)	$(77,042)	$(185,560)

Net income (loss) per share:
Basic	$0.03	$(0.52)	$(0.93)	$(2.35)
Diluted	$0.03	$(0.52)	$(0.93)	$(2.35)

Weighted average shares used to compute net income (loss) per share:
Basic	83,941	80,074	82,632	78,869
Diluted	88,051	80,074	82,632	78,869

(1) Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cost of revenues	$3,618	$2,777	$13,392	$11,029
Sales and marketing	22,583	18,844	87,105	74,065
Research and development	30,045	27,780	111,965	104,280
General and administrative	6,464	5,259	26,269	20,909

Tableau Software, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$653,022	$627,878
Short-term investments	369,355	226,787
Accounts receivable, net	236,063	203,366
Prepaid expenses and other current assets	155,012	30,514
Income taxes receivable	2,268	673
Total current assets	1,415,720	1,089,218
Long-term investments	26,278	148,364
Property and equipment, net	94,537	106,753
Goodwill	42,530	35,083
Deferred income taxes	4,733	5,287
Other long-term assets	50,927	14,090
Total assets	$1,634,725	$1,398,795
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$6,652	$4,448
Accrued compensation and employee-related benefits	105,155	96,390
Other accrued liabilities	55,896	37,722
Income taxes payable	2,982	4,743
Deferred revenue	377,892	419,426
Total current liabilities	548,577	562,729
Deferred revenue	16,306	28,058
Other long-term liabilities	56,257	54,385
Total liabilities	621,140	645,172
Stockholders' equity
Common stock	8	8
Additional paid-in capital	1,340,628	1,168,563
Accumulated other comprehensive loss	(11,458)	(11,991)
Accumulated deficit	(315,593)	(402,957)
Total stockholders' equity	1,013,585	753,623
Total liabilities and stockholders' equity	$1,634,725	$1,398,795

Tableau Software, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2018	2017
Operating activities
Net loss	$(77,042)	$(185,560)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	35,787	44,746
Amortization (accretion) on investments, net	(424)	359
Stock-based compensation expense	238,731	210,283
Deferred income taxes	(2,180)	(2,988)
Changes in operating assets and liabilities
Accounts receivable, net	(36,519)	12,493
Prepaid expenses and other assets	(95,347)	8,054
Income taxes receivable	(1,675)	(515)
Deferred revenue	56,555	123,938
Accounts payable and accrued liabilities	38,396	13,529
Income taxes payable	(1,586)	2,528
Net cash provided by operating activities	154,696	226,867
Investing activities
Purchases of property and equipment	(20,446)	(61,823)
Business combination, net of cash acquired	(10,947)	(23,966)
Purchases of investments	(285,277)	(421,719)
Maturities of investments	262,835	30,630
Sales of investments	2,171	14,916
Net cash used in investing activities	(51,664)	(461,962)
Financing activities
Proceeds from issuance of common stock	44,710	38,856
Repurchases of common stock	(120,024)	(79,991)
Net cash used in financing activities	(75,314)	(41,135)
Effect of exchange rate changes on cash and cash equivalents	(2,574)	(4,609)
Net increase (decrease) in cash and cash equivalents	25,144	(280,839)
Cash and cash equivalents
Beginning of year	627,878	908,717
End of year	$653,022	$627,878

Supplemental Information Regarding Adoption of ASC 606

Tableau Software, Inc.
Condensed Consolidated Statements of Operations
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenues
License	$170,813	$(19,042)	$151,771	$129,240
Maintenance and services	165,463	(41,486)	123,977	120,116
Total revenues	336,276	(60,528)	275,748	249,356
Cost of revenues
License	7,597	(220)	7,377	4,060
Maintenance and services	32,598	199	32,797	26,250
Total cost of revenues	40,195	(21)	40,174	30,310
Gross profit	296,081	(60,507)	235,574	219,046
Operating expenses
Sales and marketing	169,101	7,981	177,082	151,426
Research and development	97,409	—	97,409	84,285
General and administrative	32,750	(119)	32,631	26,854
Total operating expenses	299,260	7,862	307,122	262,565
Operating loss	(3,179)	(68,369)	(71,548)	(43,519)
Other income, net	5,163	(158)	5,005	3,335
Income (loss) before income tax expense (benefit)	1,984	(68,527)	(66,543)	(40,184)
Income tax expense (benefit)	(849)	1,654	805	1,654
Net income (loss)	$2,833	$(70,181)	$(67,348)	$(41,838)

Net income (loss) per share:
Basic	$0.03		$(0.80)	$(0.52)
Diluted	$0.03		$(0.80)	$(0.52)

Weighted average shares used to compute net income (loss) per share:
Basic	83,941		83,941	80,074
Diluted	88,051		83,941	80,074

	Year Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenues
License	$555,581	$(57,531)	$498,050	$429,204
Maintenance and services	599,771	(114,872)	484,899	447,855
Total revenues	1,155,352	(172,403)	982,949	877,059
Cost of revenues
License	21,407	(484)	20,923	13,534
Maintenance and services	121,217	514	121,731	100,025
Total cost of revenues	142,624	30	142,654	113,559
Gross profit	1,012,728	(172,433)	840,295	763,500
Operating expenses
Sales and marketing	593,786	26,768	620,554	517,446
Research and development	382,886	—	382,886	334,148
General and administrative	125,805	(119)	125,686	102,871
Total operating expenses	1,102,477	26,649	1,129,126	954,465
Operating loss	(89,749)	(199,082)	(288,831)	(190,965)
Other income, net	17,872	(46)	17,826	12,266
Loss before income tax expense	(71,877)	(199,128)	(271,005)	(178,699)
Income tax expense	5,165	1,068	6,233	6,861
Net loss	$(77,042)	$(200,196)	$(277,238)	$(185,560)

Net loss per share:
Basic	$(0.93)		$(3.36)	$(2.35)
Diluted	$(0.93)		$(3.36)	$(2.35)

Weighted average shares used to compute net loss per share:
Basic	82,632		82,632	78,869
Diluted	82,632		82,632	78,869

Supplemental Information Regarding Adoption of ASC 606

Tableau Software, Inc.
Condensed Consolidated Balance Sheets
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands)
(Unaudited)

	December 31, 2018			December 31, 2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Assets
Current assets
Cash and cash equivalents	$653,022	$—	$653,022	$627,878
Short-term investments	369,355	—	369,355	226,787
Accounts receivable, net	236,063	—	236,063	203,366
Prepaid expenses and other current assets	155,012	(121,418)	33,594	30,514
Income taxes receivable	2,268	97	2,365	673
Total current assets	1,415,720	(121,321)	1,294,399	1,089,218
Long-term investments	26,278	—	26,278	148,364
Property and equipment, net	94,537	—	94,537	106,753
Goodwill	42,530	—	42,530	35,083
Deferred income taxes	4,733	3,170	7,903	5,287
Other long-term assets	50,927	(34,871)	16,056	14,090
Total assets	$1,634,725	$(153,022)	$1,481,703	$1,398,795
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$6,652	$—	$6,652	$4,448
Accrued compensation and employee-related benefits	105,155	—	105,155	96,390
Other accrued liabilities	55,896	—	55,896	37,722
Income taxes payable	2,982	(46)	2,936	4,743
Deferred revenue	377,892	199,210	577,102	419,426
Total current liabilities	548,577	199,164	747,741	562,729
Deferred revenue	16,306	12,232	28,538	28,058
Other long-term liabilities	56,257	(1,718)	54,539	54,385
Total liabilities	621,140	209,678	830,818	645,172
Stockholders' equity
Common stock	8	—	8	8
Additional paid-in capital	1,340,628	—	1,340,628	1,168,563
Accumulated other comprehensive loss	(11,458)	1,902	(9,556)	(11,991)
Accumulated deficit	(315,593)	(364,602)	(680,195)	(402,957)
Total stockholders' equity	1,013,585	(362,700)	650,885	753,623
Total liabilities and stockholders' equity	$1,634,725	$(153,022)	$1,481,703	$1,398,795

Supplemental Information Regarding Adoption of ASC 606

Tableau Software, Inc.
Condensed Consolidated Statements of Cash Flows
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands)
(Unaudited)

	Year Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Operating activities
Net loss	$(77,042)	$(200,196)	$(277,238)	$(185,560)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	35,787	—	35,787	44,746
Amortization (accretion) on investments, net	(424)	—	(424)	359
Stock-based compensation expense	238,731	—	238,731	210,283
Deferred income taxes	(2,180)	942	(1,238)	(2,988)
Changes in operating assets and liabilities
Accounts receivable, net	(36,519)	—	(36,519)	12,493
Prepaid expenses and other assets	(95,347)	91,351	(3,996)	8,054
Income taxes receivable	(1,675)	(99)	(1,774)	(515)
Deferred revenue	56,555	108,141	164,696	123,938
Accounts payable and accrued liabilities	38,396	—	38,396	13,529
Income taxes payable	(1,586)	(49)	(1,635)	2,528
Net cash provided by operating activities	154,696	90	154,786	226,867
Investing activities
Purchases of property and equipment	(20,446)	—	(20,446)	(61,823)
Business combination, net of cash acquired	(10,947)	—	(10,947)	(23,966)
Purchases of investments	(285,277)	—	(285,277)	(421,719)
Maturities of investments	262,835	—	262,835	30,630
Sales of investments	2,171	—	2,171	14,916
Net cash used in investing activities	(51,664)	—	(51,664)	(461,962)
Financing activities
Proceeds from issuance of common stock	44,710	—	44,710	38,856
Repurchases of common stock	(120,024)	—	(120,024)	(79,991)
Net cash used in financing activities	(75,314)	—	(75,314)	(41,135)
Effect of exchange rate changes on cash and cash equivalents	(2,574)	(90)	(2,664)	(4,609)
Net increase (decrease) in cash and cash equivalents	25,144	—	25,144	(280,839)
Cash and cash equivalents
Beginning of year	627,878	—	627,878	908,717
End of year	$653,022	$—	$653,022	$627,878

Non-GAAP Reconciliation Tables

Tableau Software, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures and
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$296,081	$(60,507)	$235,574	$219,046
Excluding: Stock-based compensation expense attributable to cost of revenues	3,618	—	3,618	2,777
Excluding: Amortization of acquired intangible assets	513	—	513	346
Non-GAAP gross profit	$300,212	$(60,507)	$239,705	$222,169

Reconciliation of gross margin to non-GAAP gross margin:
Gross margin	88.0%		85.4%	87.8%
Excluding: Stock-based compensation expense attributable to cost of revenues	1.1%		1.3%	1.1%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP gross margin	89.3%		86.9%	89.1%

Reconciliation of operating loss to non-GAAP operating income (loss):
Operating loss	$(3,179)	$(68,369)	$(71,548)	$(43,519)
Excluding: Stock-based compensation expense	62,710	—	62,710	54,660
Excluding: Amortization of acquired intangible assets	513	—	513	346
Non-GAAP operating income (loss)	$60,044	$(68,369)	$(8,325)	$11,487

Reconciliation of operating margin to non-GAAP operating margin:
Operating margin	(0.9)%		(25.9)%	(17.5)%
Excluding: Stock-based compensation expense	18.6%		22.7%	21.9%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP operating margin	17.9%		(3.0)%	4.6%

	Three Months Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of net income (loss) to non-GAAP net income (loss):
Net income (loss)	$2,833	$(70,181)	$(67,348)	$(41,838)
Excluding: Stock-based compensation expense	62,710	—	62,710	54,660
Excluding: Amortization of acquired intangible assets	513	—	513	346
Income tax adjustments	(13,890)	15,359	1,469	(2,792)
Non-GAAP net income (loss)	$52,166	$(54,822)	$(2,656)	$10,376

Weighted average shares used to compute non-GAAP basic net income (loss) per share	83,941		83,941	80,074
Effect of potentially dilutive shares: stock awards	4,110		—	4,427
Weighted average shares used to compute non-GAAP diluted net income (loss) per share	88,051		83,941	84,501

Non-GAAP net income (loss) per share:
Basic	$0.62		$(0.03)	$0.13
Diluted	$0.59		$(0.03)	$0.12

	Year Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$1,012,728	$(172,433)	$840,295	$763,500
Excluding: Stock-based compensation expense attributable to cost of revenues	13,392	—	13,392	11,029
Excluding: Amortization of acquired intangible assets	1,782	—	1,782	800
Non-GAAP gross profit	$1,027,902	$(172,433)	$855,469	$775,329

Reconciliation of gross margin to non-GAAP gross margin:
Gross margin	87.7%		85.5%	87.1%
Excluding: Stock-based compensation expense attributable to cost of revenues	1.2%		1.4%	1.3%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP gross margin	89.0%		87.0%	88.4%

Reconciliation of operating loss to non-GAAP operating income (loss):
Operating loss	$(89,749)	$(199,082)	$(288,831)	$(190,965)
Excluding: Stock-based compensation expense	238,731	—	238,731	210,283
Excluding: Amortization of acquired intangible assets	1,782	—	1,782	800
Non-GAAP operating income (loss)	$150,764	$(199,082)	$(48,318)	$20,118

Reconciliation of operating margin to non-GAAP operating margin:
Operating margin	(7.8)%		(29.4)%	(21.8)%
Excluding: Stock-based compensation expense	20.7%		24.3%	24.0%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP operating margin	13.0%		(4.9)%	2.3%

	Year Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of net loss to non-GAAP net income (loss):
Net loss	$(77,042)	$(200,196)	$(277,238)	$(185,560)
Excluding: Stock-based compensation expense	238,731	—	238,731	210,283
Excluding: Amortization of acquired intangible assets	1,782	—	1,782	800
Income tax adjustments	(28,562)	40,893	12,331	(2,854)
Non-GAAP net income (loss)	$134,909	$(159,303)	$(24,394)	$22,669

Weighted average shares used to compute non-GAAP basic net income (loss) per share	82,632		82,632	78,869
Effect of potentially dilutive shares: stock awards	4,096		—	4,092
Weighted average shares used to compute non-GAAP diluted net income (loss) per share	86,728		82,632	82,961

Non-GAAP net income (loss) per share:
Basic	$1.63		$(0.30)	$0.29
Diluted	$1.56		$(0.30)	$0.27

	Year Ended December 31,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$154,696	$90	$154,786	$226,867
Less: Purchases of property and equipment	(20,446)	—	(20,446)	(61,823)
Free cash flow	$134,250	$90	$134,340	$165,044
Net cash used in investing activities	$(51,664)	$—	$(51,664)	$(461,962)
Net cash used in financing activities	$(75,314)	$—	$(75,314)	$(41,135)
Effect of exchange rate changes on cash and cash equivalents	$(2,574)	$(90)	$(2,664)	$(4,609)

Tableau Software, Inc.
Trended Metrics
The following metrics are intended as a supplement to the financial statements found in this release and other information furnished or filed with the SEC. In the event of discrepancies between amounts in these tables and the Company's historical disclosures or financial statements, readers should rely on the Company's filings with the SEC and financial statements in the Company's most recent earnings release.
Tableau intends to periodically review and refine the definition, methodology and appropriateness of each of these supplemental metrics. As a result, metrics are subject to removal and/or change, and such changes could be material.

	Q1`17	Q2`17	Q3`17	Q4`17	FY 2017	Q1`18	Q2`18	Q3`18	Q4`18	FY 2018
	(Dollars in thousands)
	(Unaudited)
Customer metrics
Customer accounts (1)	57,000+	61,000+	65,000+	70,000+	70,000+	74,000+	78,000+	82,000+	86,000+	86,000+
Customer accounts added in period (1)	3,300+	4,000+	4,100+	4,700+	16,100+	3,900+	4,100+	3,800+	3,900+	15,700+
Deals greater than $100,000 (2)	294	372	337	590	1,593	301	436	378	634	1,749
Customer accounts that purchased greater than $1 million during the quarter (1,2)	10	15	13	27		13	22	23	36

Annual recurring revenue metrics
Total annual recurring revenue (3)	$439,001	$483,578	$526,211	$596,244	$596,244	$641,946	$697,700	$762,641	$840,859	$840,859
Subscription annual recurring revenue (4)	$71,950	$103,538	$139,210	$195,488	$195,488	$237,533	$291,292	$362,360	$443,214	$443,214

Geographic revenue metrics - ASC 606
United States and Canada	—	—	—	—	—	$167,799	$196,992	$207,166	$225,917	$797,874
International	—	—	—	—	—	$78,408	$85,297	$83,414	$110,359	$357,478
United States and Canada as % of total revenue	—	—	—	—	—	68%	70%	71%	67%	69%
International as % of total revenue	—	—	—	—	—	32%	30%	29%	33%	31%

Geographic revenue metrics - ASC 605
United States and Canada	$141,496	$146,102	$150,059	$168,116	$605,773	$154,443	$169,234	$169,552	$189,844	$683,073
International	$58,410	$66,778	$64,858	$81,240	$271,286	$69,601	$74,332	$70,039	$85,904	$299,876
United States and Canada as % of total revenue	71%	69%	70%	67%	69%	69%	69%	71%	69%	69%
International as % of total revenue	29%	31%	30%	33%	31%	31%	31%	29%	31%	31%

Additional revenue metrics - ASC 606
Contract assets (5)	—	—	—	—	$40,854	$60,666	$72,559	$89,843	$105,593	$105,593
Remaining performance obligations (6)	—	—	—	—	$99,580	$114,523	$138,498	$191,942	$240,077	$240,077

Additional revenue metrics - ASC 605
Ratable revenue as % of total revenue (7)	54%	56%	63%	60%	59%	72%	72%	80%	75%	75%
Ratable license revenue as % of total license revenue (8)	19%	23%	34%	34%	28%	54%	56%	72%	67%	63%
Services revenues as a % of maintenance and services revenue (9)	12%	13%	12%	13%	13%	11%	12%	12%	15%	13%

Bookings metrics - ASC 605
Ratable bookings as % of total bookings (2)	55%	61%	65%	70%	64%	72%	76%	83%	83%	79%
Ratable license bookings as % of total license bookings (2)	26%	37%	45%	51%	41%	59%	67%	81%	79%	73%

Other metrics
Worldwide employees	3,193	3,305	3,418	3,489	3,489	3,663	3,896	4,101	4,181	4,181

(1) Tableau defines a customer account as a single purchaser of its products. Customer accounts are typically organizations. In some cases, organizations will have multiple groups purchasing Tableau software, which count as discrete customer accounts.
(2) These operating metrics are based on Tableau's definition of bookings, which is defined as the first year of contracted revenue only and does not include additional years beyond the first year unless a customer pays for those years up front. Bookings includes both new sales and renewals. Tableau's bookings may not be comparable to similarly named measures disclosed by other companies in the software industry. Bookings is not a measure of revenue or an indication of actual revenue results. Revenues ultimately recognized could be affected by a number of factors. License bookings include sales of software licenses and subscriptions to Tableau Online. Ratable bookings are sales transactions that result in revenues, which will be amortized over a period of time.
(3) Tableau defines total annual recurring revenue ("Total ARR") as the annualized recurring value of all active contracts at the end of a reporting period. Total ARR includes subscription annual recurring revenue ("Subscription ARR") and the annualized value of all maintenance contracts related to perpetual licenses active at the end of a reporting period.
(4) Tableau defines Subscription ARR as the annualized recurring value of all active subscription contracts at the end of a reporting period. Subscription ARR includes term licenses and renewals, subscription enterprise license agreements and Tableau Online subscriptions and renewals, and excludes distribution original equipment manufacturer ("OEM") license agreements and perpetual-style enterprise license agreements.
(5) Contract assets represent amounts related to performance obligations that are satisfied but not yet billed. These amounts are recorded as contract assets rather than receivables when receipt of the consideration is conditional on something other than the passage of time and are included in other current assets in the consolidated balance sheets. Contract assets presented under FY 2017 represents the balance as of January 1, 2018 upon adoption of ASC 606.
(6) Remaining performance obligations represent amounts from contracts with customers allocated to performance obligations that will be satisfied at a later date. These amounts include additional performance obligations that are not yet recorded in the consolidated balance sheets. Remaining performance obligations presented under FY 2017 represents the balance as of January 1, 2018 upon adoption of ASC 606. These amounts do not include deferred revenue, which is already included within the consolidated balance sheets.
(7) Ratable revenues were amortized during the respective periods. For example, sales of Tableau Online, as well as maintenance and support, are recognized ratably. Excluding the impacts of adopting the new revenue recognition standard, enterprise license agreements, on-premises term licenses and OEM license arrangements are also recognized ratably.
(8) Ratable license revenues were amortized during the respective periods. For example, sales of Tableau Online are recognized ratably. Excluding the impacts of adopting the new revenue recognition standard, enterprise license agreements, on-premises term licenses and OEM license arrangements are also recognized ratably.
(9) Services revenues were recognized upon delivery of professional services and training.